FOR IMMEDIATE RELEASE
                                    Investor Contact:  Helen M. Wilson
                                                       441/299-9283

                                    Media Contact:     Wendy Davis Johnson
                                                       441/299-9347


                   ACE Limited Reports Third Quarter Earnings


     HAMILTON, Bermuda--(BUSINESS WIRE)--Oct. 30, 2001--ACE Limited (NYSE:ACE) today reported a net loss excluding net realized gains (losses) of $390.1 million for the quarter ended September 30, 2001, or a loss, after deducting preferred dividends, of $1.72 per share, compared with income excluding net realized gains (losses) of $150.6 million for the quarter ended September 30, 2000, or earnings per share of $0.62. The net loss for the quarter ended September 30, 2001 was $442.6 million compared with net income of $140.8 million in 2000 and the loss per share, after deducting preferred dividends, was $1.95 for the current quarter compared with earnings per share of $0.58 for the same quarter last year. Earnings (loss) per share calculations above are based on the weighted average number of shares calculated in accordance with FAS 128 on a diluted basis. Under FAS 128, the incremental shares from assumed conversions are not included in computing diluted loss per share amounts. The fully diluted book value per share of the Company at September 30, 2001 was $22.10. Certain amounts noted above have been restated from the third quarter earnings highlights issued on October 25, 2001.

     The Company's third quarter results were reduced by $558.8 million after tax ($636.9 million on a pre-tax basis) as a result of the September 11, 2001 tragedy. Excluding the impact of this event, the Company's income excluding net realized gains (losses) for the quarter ended September 30, 2001 would have been $168.7 million and earnings per share excluding net realized gains (losses), after deducting preferred dividends, would have been $0.68 per share on a diluted basis.

     Brian Duperreault, chairman and chief executive officer of ACE Limited, commented: "The tragedy of September 11 has materially altered the business of insurance. It has created uncertainty and significantly increased insurance demand. With our global platform and increased capital, ACE is well positioned to meet this demand."

     Gross premiums written during the quarter increased by 25 percent to $2.5 billion, compared with $2 billion for the comparable quarter last year.

     Net premiums written during the quarter increased by 9 percent to $1.3 billion compared with $1.2 billion for the same quarter last year. Net premiums earned during the quarter increased to $1.4 billion from $1.2 billion for the same quarter last year.

     For the first nine months of fiscal 2001, gross premiums written increased by 26 percent to $7.5 billion compared with the same period last year and net premiums written increased by 17 percent to $4.5 billion compared with the first nine months of fiscal 2000. Net premiums earned for the nine months ended September 30, 2001 were $4.2 billion compared with $3.4 billion for the same period last year.

     Net investment income, which excludes net realized gains (losses) on investments, was $192.9 million for the fiscal 2001 third quarter, compared with $197.6 million for the same quarter last year. For the first nine months of fiscal 2001, net investment income, was $593.6 million compared with $561.5 million for the same period last year. During the 2001 third quarter, ACE had net realized losses, net of tax, of $52.5 million, compared with net realized losses of $9.8 million for the same quarter last year. For the nine months ended September 30, 2001, net realized losses, net of tax, were $54.7 million, compared with net realized gains of $11.5 million for the nine months ended September 30, 2000.

     On October 25, 2001, ACE announced that it agreed to sell in a public offering 28.6 million ordinary shares at a price per share of $35.00, resulting in net proceeds of $980 million. ACE also granted the underwriters of the offering an option to purchase an additional 4.29 million ordinary shares at the same price to cover over-allotments. This option was exercised on Monday, October 29, 2001 and will result in additional proceeds of $147 million.

     The ACE Group of Companies provides insurance and reinsurance for a diverse group of clients. The ACE Group conducts its business on a global basis with operating subsidiaries in nearly 50 countries. Additional information can be found at: http://www.acelimited.com.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

     Any forward-looking statements made in this press release reflect the Company's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. Among other things, the impact of the recent tragedy on the Company's financial results will depend on the number of insureds and reinsureds affected by the disaster, the amount and timing of losses actually incurred and reported by insureds and reinsureds and governmental responses to the tragedy. Availability of capacity to clients will depend on opportunities presented and the application of underwriting guidelines. Also, competition in the industry, levels of new and renewal business achieved, market acceptance, the frequency of unpredictable catastrophic events, actual loss experience and economic, market, regulatory, insurance and reinsurance business conditions and other factors identified in the Company's filings with the Securities and Exchange Commission could affect the forward-looking statements contained in this press release. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                   ACE Limited Summary Consolidated
  Financial Data (in thousands of U.S. dollars, except share and per share data)

--------------------------------------------------------------------------------
                            Three Months Ended             Nine Months Ended
                              September 30                   September 30
                            ------------------             -----------------
                             2001         2000              2001        2000
                             ----         ----              ----        ----
 Operations Data:
 Gross premiums
  written                 $2,502,371   $1,999,816       $7,466,670   $5,946,843
 Net premiums written      1,305,067    1,196,804        4,510,830    3,867,711
 Net premiums earned       1,399,429    1,174,782        4,153,732    3,447,424
 Losses and loss
  expenses                 1,571,333      772,887        3,506,272    2,256,481
 Policy acquisition
  costs                      204,666      168,258          558,996      482,628
 Administrative expenses     207,389      177,912          601,415      554,784
                           ---------    ---------       ----------    ---------
 Underwriting income
  (loss)                    (583,959)      55,725         (512,951)     153,531


 Net investment income       192,909      197,584          593,606      561,548
 Amortization of goodwill     19,912       19,919           59,664       58,889
 Interest expense             49,130       55,408          153,094      166,544
 Income tax expense
  (benefit)                  (69,978)      27,429          (21,254)      71,981

                            ---------   ---------        ----------    ---------

 Income (loss)
  excluding
  net realized gains
  (losses), non-recurring
  expenses and cumulative
  effect of adopting a new
  accounting standard       (390,114)     150,553         (110,849)     417,665
 Non-recurring
  expenses (1)                     -            -           (4,461)           -
                           ---------    ---------       ----------     ---------
 Income (loss) excluding
  net realized gains
  (losses) and cumulative
  effect                    (390,114)     150,553          (115,310)     417,665
 Net realized gains
  (losses) (1)               (52,476)      (9,800)          (54,699)      11,529
                           ----------    --------         ---------    ---------
 Income (loss) excluding
  cumulative effect         (442,590)     140,753          (170,009)     429,194
 Cumulative effect of
  adopting a new
  accounting
  standard (1)                     -           -             (22,670)          -
                          ----------   ----------          ----------   --------
 Net income (loss)        $(442,590)    $140,753           $(192,679)   $429,194
                          ==========   ==========          ==========  =========

Diluted earnings (loss) per share: (2)
Earnings (loss) per share
 excluding net realized gains
 (losses), non-recurring
 expenses and cumulative
 effect of adopting a new
 accounting standard         $(1.72)    $0.62                 $(0.56)      $1.83
Earnings (loss) per share
 excluding net realized gains
 (losses) and cumulative
 effect of adopting a
 new accounting standard     $(1.72)    $0.62                 $(0.58)      $1.83
Earnings (loss) per share
 excluding cumulative effect
 of adopting a new
 accounting standard         $(1.95)    $0.58                 $(0.82)      $1.88
Earnings (loss) per
 share                       $(1.95)    $0.58                 $(0.92)      $1.88

Weighted average shares
 outstanding         230,610,425  231,385,699            231,390,682 222,047,554

Earnings (loss) per
  share based on
  weighted average
  shares outstanding
  and assumed conversions(2)
Earnings (loss) per share excluding net realized gains (losses), non-recurring expenses and cumulative effect of adopting a new
 accounting standard         $(1.66)    $0.62                $(0.54)       $1.83
Earnings (loss) per share
 excluding net realized
 gains (losses) and
 cumulative effect of
 adopting a new accounting
 standard                    $(1.66)    $0.62                $(0.56)       $1.83
Earnings (loss) per share
 excluding cumulative effect
 of adopting a new
 accounting standard         $(1.88)    $0.58                $(0.79)       $1.88
Earnings (loss) per share    $(1.88)    $0.58                $(0.88)       $1.88

Weighted average shares
 outstanding         238,980,848  231,385,699           240,898,738  222,047,554

(1) Shown net of income tax
(2)Detailed EPS information provided on page 15 of this release.

----------------------------------------------------------------------

                          ACE Limited
           Consolidated Supplementary Segment Information
                    (in millions of U.S. dollars)
----------------------------------------------------------------------

                            Three Months Ended      Nine Months Ended
                               September 30            September 30
                            ------------------      -----------------
                             2001        2000        2001        2000
                             ----        ----        ----        ----

 Gross Premiums Written
 ----------------------

 ACE Bermuda                $ 321       $ 200       $ 895       $ 511
 ACE Global Markets           220         239         871         753
 ACE Global Reinsurance       102          31         367         178
 ACE USA                    1,308         975       3,293       2,662
 ACE International            514         497       1,726       1,554
 ACE Financial Services        37          58         315         289
                            -----       -----       -----       -----
 Total                     $2,502      $2,000      $7,467      $5,947
                            -----       -----       -----       -----


 Net Premiums Written
 --------------------

 ACE Bermuda                $ 180       $ 182       $ 720       $ 446
 ACE Global Markets            86         177         517         551
 ACE Global Reinsurance        76          13         327         146
 ACE USA                      586         450       1,506       1,370
 ACE International            342         325       1,134       1,080
 ACE Financial Services        35          50         307         274
                            -----       -----       -----       -----
 Total                     $1,305      $1,197      $4,511      $3,867
                            -----       -----       -----       -----


 Net Premiums Earned
 -------------------

 ACE Bermuda                $ 281       $ 170       $ 782       $ 356
 ACE Global Markets           112         174         459         455
 ACE Global Reinsurance       103          38         248          96
 ACE USA                      515         411       1,335       1,256
 ACE International            344         339       1,063       1,037
 ACE Financial Services        44          43         267         247
                            -----       -----       -----       -----
 Total                     $1,399      $1,175      $4,154      $3,447
                            -----       -----       -----       -----

----------------------------------------------------------------------

                                   ACE Limited
                  Summary Consolidated Financial Data
         (in thousands of U.S. dollars, except per share data)

----------------------------------------------------------------------
                                       September 30,      December 31,
                                           2001               2000
                                       -------------      ------------
Balance Sheet Data:
Assets
Fixed maturities available for sale,
 at fair value (amortized cost
 $11,051,756 and $10,640,937)           $11,375,713       $10,721,309
Equity securities, at fair value
 (cost $525,325 and $495,049)               427,929           532,046
Short-term investments, at fair value
 (amortized cost $1,439,235 and
 $1,369,784)                              1,439,235         1,369,784
Other investments, at fair value
 (cost $568,745 and $518,130)               594,923           531,116
Cash                                        754,588           608,069
                                       -------------      ------------
        Total investments and cash      $14,592,388       $13,762,324

Insurance and reinsurance balances
 receivable                               2,456,780         2,095,573
Accounts and notes receivable               242,532           388,996
Reinsurance recoverable                  10,701,733         8,994,940
Deferred policy acquisition costs           680,642           572,757
Goodwill                                  2,790,986         2,846,709
Deferred tax assets                       1,178,418         1,144,261
Other assets                              2,265,796         1,883,966
                                       -------------      ------------
        Total assets                    $34,909,275       $31,689,526
                                       =============      ============

Liabilities
Unpaid losses and loss expenses         $19,883,757       $17,388,394
Unearned premiums                         3,777,915         3,035,288
Insurance and reinsurance balances
 payable                                  1,563,766         1,319,091
Contract holder deposit funds               106,460           139,056
Accounts payable, accrued expenses and
 other liabilities                        1,497,648         1,412,699
Short-term debt                             451,470           364,509
Long-term debt                            1,424,429         1,424,228
Trust preferred securities                  875,000           875,000
                                       -------------      ------------
        Total liabilities               $29,580,445       $25,958,265
                                       =============      ============

Commitments and contingencies

Mezzanine equity                        $   311,050       $   311,050
                                       -------------      ------------

Shareholders' equity
Ordinary shares ($0.041666667 par
 value, 300,000,000 shares
 authorized; 226,390,282 and
 232,346,579 shares issued
 and outstanding)                       $     9,433       $     9,681
Additional paid-in capital                2,575,080         2,637,085
Unearned stock grant compensation           (40,129)          (29,642)
Retained earnings                         2,320,704         2,733,633
Accumulated other comprehensive income      152,692            69,454
                                       -------------      ------------
      Total shareholders' equity        $ 5,017,780       $ 5,420,211

      Total liabilities, mezzanine
       equity and shareholders' equity  $34,909,275       $31,689,526
                                       =============      ============

----------------------------------------------------------------------

                                   ACE Limited
                  Supplemental Information by Segment
                 Three months ended September 30, 2001
                    (in thousands of U.S. dollars)
----------------------------------------------------------------------

                            ACE (1)    ACE (2)                  ACE
                   ACE      Global     Global        ACE       Inter-
                 Bermuda   Markets   Reinsurance     USA      national
                ---------  --------  -----------  ----------  --------
Operations Data:
Gross premiums
 written        $ 321,162  $219,474      $70,185  $1,308,049  $514,071
Net premiums
 written          180,289    86,098       43,645     585,967   341,953
Net premiums
 earned           281,334   112,412       70,293     515,233   344,091
Losses and loss
 expenses         478,996   256,787      130,612     426,518   230,926
Policy
 acquisition
 costs              5,026    55,470       12,795      55,146    66,296
Administrative
 expenses          11,798    18,158       10,467      66,625    68,445
                ---------  --------  -----------  ----------  --------
Underwriting
 income         (214,486)  (218,003)     (83,581)    (33,056)  (21,576)

Net investment
 income            35,882     8,288       15,728      84,541    20,545
Amortization of
 goodwill            (225)      958        3,503         135         -
Interest expense      859       653            -       8,508         -
Income tax
 expense
 (benefit)            697   (74,819)           -      14,523     3,102
                ---------  --------  -----------  ----------  --------
Income (loss)
 excluding net
 realized gains
 (losses)       (179,935)  (136,507)     (71,356)     28,319    (4,133)
Net realized
 gains
 (losses)(4)      (2,602)     2,808       (5,003)     (3,944)    2,214
                ---------  --------  -----------  ----------  --------
Net income
(loss)         $(182,537) $(133,699)   $( 76,359) $   24,375  $( 1,919)
                =========  ========  ===========  ==========  ========

Losses and loss
 expense ratio     170.2%    228.4%       185.8%       82.8%     67.1%
Policy
 acquisition
 cost ratio          1.8%     49.3%        18.2%       10.7%     19.3%
Administrative
 expense ratio       4.2%     16.2%        14.9%       12.9%     19.9%
Combined ratio     176.2%    293.9%       218.9%      106.4%    106.3%

   (1) Losses and loss expenses in ACE Global Market includes $17 million of incurred losses in respect of the RGB syndicate that is in run-off.
   (2) ACE Global Reinsurance segment includes both property & casualty reinsurance business and life reinsurance business. These two distinct areas have been shown separately in this analysis.
   (3) Includes ACE Limited, ACE INA Holdings and intercompany eliminations
   (4) Shown net of income tax.

                                   ACE Limited
                  Supplemental Information by Segment
                 Three months ended September 30, 2001
                    (in thousands of U.S. dollars)
----------------------------------------------------------------------
                                                   ACE
                   ACE                 Consol-    Global       ACE
                Financial              idated    Life Re-    Consol-
                 Services  Other(3)     P&C      insurance    idated
                ---------  --------  ---------- ----------  ----------
Operations Data:
Gross premiums
 written         $ 37,254  $      -  $2,470,195    $32,176  $2,502,371
Net premiums
 written           34,939         -   1,272,891     32,176   1,305,067
Net premiums
 earned            43,890         -   1,367,253     32,176   1,399,429
Losses and loss
 expenses          17,788         -   1,541,627     29,706   1,571,333
Policy
 acquisition
 costs              9,374         -     204,107        559     204,666
Administrative
 expenses           8,265    22,181     205,939      1,450     207,389
                ---------  --------  ---------- ----------  ----------
Underwriting
 income             8,463   (22,181)   (584,420)       461    (583,959)

Net investment
 income            25,845     1,961     192,790        119     192,909
Amortization of
 goodwill           1,051    14,490      19,912          -      19,912
Interest expense    3,840    35,270      49,130          -      49,130
Income tax
 expense
 (benefit)          5,516   (18,997)    (69,978)         -     (69,978)
                ---------  --------  ---------- ----------  ----------
Income (loss)
 excluding net
 realized gains
 (losses)          23,901   (50,983)   (390,694)       580    (390,114)
Net realized
 gains
 (losses)(4)      (20,884)  (25,065)    (52,476)         -     (52,476)
                --------   --------  ---------- ----------  ----------
Net income
(loss)          $   3,017  $(76,048)  $(443,170)$      580   $(442,590)
                =========  ========  ========== ==========  ==========

Losses and loss
 expense ratio      40.5%                112.7%
Policy
 acquisition
 cost ratio         21.4%                 14.9%
Administrative
 expense ratio      18.8%                 15.1%
Combined ratio      80.7%                142.7%

   (1) Losses and loss expenses in ACE Global Market includes $17 million of incurred losses in respect of the RGB syndicate that is in run-off.
   (2) ACE Global Reinsurance segment includes both property & casualty reinsurance business and life reinsurance business. These two distinct areas have been shown separately in this analysis.
   (3) Includes ACE Limited, ACE INA Holdings and intercompany eliminations
   (4) Shown net of income tax.

                                   ACE Limited
                  Supplemental Information by Segment
               Impact of September 11, 2001 tragedy (a)
                 Three months ended September 30, 2001
                    (in thousands of U.S. dollars)

----------------------------------------------------------------------

                                  ACE             ACE
              ACE   ACE Global   Global     ACE  Inter-       ACE
            Bermuda  Markets   Reinsurance  USA  national Consolidated
            -------  -------   -----------  ---  -------- ------------

Operations Data:
Gross premiums
 written   $142,426  $(20,691)    $ -        $ -      $ -    $121,735
Net premiums
 written    138,676   (66,292)    1,768  (18,124)  (4,500)     51,528
Net premiums
 earned     100,092   (66,292)    2,892  (18,124)  (4,500)     14,068
Losses and
 loss
  expenses  341,785   140,212   122,017   28,178   18,300     650,492
Policy
 acquisition
  costs           -         -       502        -        -         502
Administrative
 expenses         -         -         -        -        -           -
            -------   -------   -------   ------   ------     -------
Underwriting
 income    (241,693) (206,504) (119,627) (46,302) (22,800)   (636,926)

Net investment
 income           -         -         -        -        -           -
Amortization of
 goodwill         -         -         -        -        -           -
Interest expense  -         -         -        -        -           -
Income tax
 expense
 (benefit)        -   (61,951)        -  (16,206)       -     (78,157)
            -------   -------   -------   ------   ------     -------
                                                  -
Net income
 (loss) $(241,693) $(144,553) $(119,627) $(30,096)$(22,800) $(558,769)
          =======    =======    =======    ======   ======    =======

   (a) The analysis of the impact of the September 11, 2001 tragedy includes the effects of the intercompany reinsurance transactions.

                                   ACE Limited
                  Supplemental Information by Segment
          Excluding Impact of September 11, 2001 tragedy
                 Three months ended September 30, 2001
                    (in thousands of U.S. dollars)
----------------------------------------------------------------------

                            ACE (1)    ACE (2)                   ACE
                   ACE      Global     Global        ACE       Inter-
                 Bermuda   Markets   Reinsurance     USA      national
                ---------  --------  -----------  ----------  --------
Operations Data
 by Segment:
Gross premiums
 written         $178,736  $240,165      $70,185  $1,308,049  $514,071
Net premiums
 written           41,613   152,390       41,877     604,091   346,453
Net premiums
 earned           181,242   178,704       67,401     533,357   348,591
Losses and loss
 expenses         137,211   116,575        8,595     398,340   212,626
Policy
 acquisition
 costs              5,026    55,470       12,293      55,146    66,296
Administrative
 expenses          11,798    18,158       10,467      66,625    68,445
                ---------  --------  -----------  ----------  --------
Underwriting
 income  (loss)    27,207   (11,499)      36,046      13,246     1,224

Net investment
 income            35,882     8,288       15,728      84,541    20,545
Amortization of
 goodwill            (225)      958        3,503         135         -
Interest expense      859       653            -       8,508         -
Income tax
 expense
 (benefit)            697   (12,868)           -      30,729     3,102
                ---------  --------  -----------  ----------  --------

Income (loss)
 excluding net
 realized gains
 (losses)          61,758     8,046       48,271      58,415    18,667
Net realized
 gains
(losses)(4)       (2,602)     2,808       (5,003)     (3,944)    2,214
                ---------  --------  -----------  ----------  --------
Net income
 (loss)         $  59,156  $ 10,854  $    43,268   $  54,471  $ 20,881
                =========  ========  ===========  ==========  ========

Losses and loss
 expense ratio      75.7%     65.2%        12.8%       74.7%     61.0%
Policy
 acquisition
 cost ratio          2.8%     31.0%        18.2%       10.3%     19.0%
Administrative
 expense ratio       6.5%     10.2%        15.5%       12.5%     19.6%
Combined ratio      85.0%    106.4%        46.5%       97.5%     99.6%

   (1) Losses and loss expenses in ACE Global Market includes $17 million of incurred losses in respect of the RGB syndicate that is in run-off.
   (2) ACE Global Reinsurance segment includes both property & casualty reinsurance business and life reinsurance business. These two distinct areas have been shown separately in this analysis.
   (3) Includes ACE Limited, ACE INA Holdings and intercompany eliminations
   (4) Shown net of income tax.

                                   ACE Limited
                  Supplemental Information by Segment
            Excluding Impact of September 11, 2001 tragedy
                 Three months ended September 30, 2001
                    (in thousands of U.S. dollars)
----------------------------------------------------------------------

                                                    ACE
                   ACE                 Consol-    Global       ACE
                Financial              idated    Life Re-    Consol-
                 Services  Other(3)     P&C      insurance    idated
                ---------  --------  ---------- ----------  ----------
Operations Data
 by Segment:
Gross premiums
 written        $  37,254  $      -  $2,348,460 $   32,176  $2,380,636
Net premiums
 written           34,939         -   1,221,363     32,176   1,253,539
Net premiums
 earned            43,890         -   1,353,185     32,176   1,385,361
Losses and loss
 expenses          17,788         -     891,135     29,706     920,841
Policy
 acquisition
 costs              9,374         -     203,605        559     204,164
Administrative
 expenses           8,265    22,181     205,939      1,450     207,389
                ---------  --------  ---------- ----------  ----------
Underwriting
 income  (loss)     8,463   (22,181)     52,506        461      52,967

Net investment
 income            25,845     1,961     192,790       119      192,909
Amortization of
 goodwill           1,051    14,490      19,912          -      19,912
Interest expense    3,840    35,270      49,130          -      49,130
Income tax
 expense
 (benefit)          5,516   (18,997)      8,179          -       8,179
                ---------  --------  ---------- ----------  ----------

Income (loss)
 excluding net
 realized gains
 (losses)          23,901   (50,983)    168,075        580     168,655
Net realized
 gains
(losses)(4)       (20,884)  (25,065)    (52,476)         -     (52,476)
                ---------  --------  ---------- ----------  ----------
Net income
 (loss)         $   3,017  $(76,048) $  115,599 $      580  $  116,179
                =========  ========  ========== ==========  ==========

Losses and loss
 expense ratio      40.5%                 65.9%
Policy
 acquisition
 cost ratio         21.4%                 15.0%
Administrative
 expense ratio      18.8%                 15.2%
Combined ratio      80.7%                 96.1%

   (1) Losses and loss expenses in ACE Global Market includes $17 million of incurred losses in respect of the RGB syndicate that is in run-off.
   (2) ACE Global Reinsurance segment includes both property & casualty reinsurance business and life reinsurance business. These two distinct areas have been shown separately in this analysis.
   (3) Includes ACE Limited, ACE INA Holdings and intercompany eliminations
   (4) Shown net of income tax.

                                   ACE Limited
                  Supplemental Information by Segment
                Three months ended September 30, 2000
                    (in thousands of U.S. dollars)

----------------------------------------------------------------------
                                                   ACE
                         ACE      ACE Global      Global      ACE
                       Bermuda      Markets    Reinsurance    USA
                       -------      -------    -----------    ---

Operations Data
 by Segment:
Gross premiums
 written               $199,741    $239,484      $30,750    $974,862
Net premiums
 written                181,573     176,672       12,811     450,518
Net premiums earned     170,292     174,266       37,707     410,472
Losses and loss
 expenses               132,701     102,503        5,813     307,692
Policy acquisition
 costs                    7,565      44,844        6,180      40,430
Administrative expenses   7,494      18,499        2,957      58,631
                         ------      ------       ------      ------
Underwriting income
 (loss)                  22,532       8,420       22,757       3,719


Net investment income    38,906       7,932       15,056       89,599
Amortization of goodwill   (225)        965        3,503          135
Interest expense            908       1,897            -       11,404
Income tax expense
 (benefit)                  655       5,623            -       26,238
                         ------      ------       ------       ------
Income (loss)
 excluding net
 realized gains
 (losses)                60,100       7,867       34,310       55,541
Net realized gains
 (losses)(2)              7,135      (1,245)     (12,433)      (5,989)
                         ------      ------       ------       ------
Net income (loss)       $67,235      $6,622      $21,877      $49,552
                         ======      ======       ======       ======

Losses and loss
 expense ratio             77.9%       58.8%        15.4%        75.0%
Policy acquisition
 cost ratio                 4.5%       25.7%        16.4%         9.8%
Administrative expense
 ratio                      4.4%       10.6%         7.9%        14.3%
Combined ratio             86.8%       95.1%        39.7%        99.1%

                            ACE        ACE
                           Inter-    Financial                 ACE
                         national    Services    Other(1) Consolidated
                         --------    --------    -----    ------------

Operations Data by Segment:
Gross premiums written    $496,953    $58,026    $  -      $1,999,816
Net premiums written       324,779     50,451       -       1,196,804
Net premiums earned        339,101     42,944       -       1,174,782
Losses and loss expenses   205,976     18,202       -         772,887
Policy acquisition costs    59,339      9,900       -         168,258
Administrative expenses     68,552      7,665    14,114       177,912
                          --------   --------  --------      --------
Underwriting income (loss)   5,234      7,177   (14,114)       55,725

Net investment income       24,612     24,168    (2,689)      197,584
Amortization of goodwill         -      1,051    14,490        19,919
Interest expense                 -      3,378    37,821        55,408
Income tax expense (benefit) 4,400      6,403   (15,890)       27,429
                          --------   --------  --------      --------

Income (loss) excluding net
  realized gains (losses)   25,446     20,513   (53,224)      150,553
Net realized gains
 (losses)(2)                   492      2,030       210        (9,800)
                          --------   --------  --------      --------
Net income (loss)          $25,938    $22,543  $(53,014)     $140,753
                          ========   ========  ========      ========

Losses and loss expense ratio 60.7%      42.4%                   65.8%
Policy acquisition cost ratio 17.5%      23.1%                   14.3%
Administrative expense ratio  20.3%      17.8%                   15.1%
Combined ratio                98.5%      83.3%                   95.2%

----------------------------------------------------------------------

(1) Includes ACE Limited, ACE INA Holdings and intercompany eliminations.
(2) Shown net of income tax.

                                   ACE Limited
                  Supplemental Information by Segment
                 Nine months ended September 30, 2001
                    (in thousands of U.S. dollars)
----------------------------------------------------------------------
                            ACE (1)   ACE (2)                  ACE
                   ACE      Global   Global Re-     ACE       Inter-
                 Bermuda   Markets   insurance      USA      national
                ---------  --------  ----------  ---------- ----------
Operations Data:
Gross premiums
 written         $894,631  $870,847    $304,195  $3,293,341 $1,725,948
Net premiums
 written          720,109   516,781     264,341  1,505,970   1,133,864
Net premiums
 earned           782,206   458,615     184,894  1,334,846   1,063,467
Losses and loss
 expenses         933,967   455,113     186,884  1,011,216     674,048
Policy
 acquisition
 costs             14,872   158,157      32,822    134,464     186,455
Administrative
 expenses          28,568    52,716      18,943    209,702     197,126
                ---------  --------  ----------  ---------- ----------
Underwriting
 income          (195,201) (207,371)    (53,755)    (20,536)     5,838

Net investment
 income           113,728    28,575      47,478     256,265     64,291
Amortization of
 goodwill            (675)    2,803      10,508         405          -
Interest expense      888     2,078           -      25,856          -
Income tax
 expense
 (benefit)          2,046   (65,384)          -      66,856     15,733
                ---------  --------  ----------  ---------- ----------

Income (loss)
 excluding net
 realized gains
 (losses),
 non-recurring
 expenses and
 cumulative
 effect           (83,732) (118,293)    (16,785)    142,612     54,396
Non-recurring
 expenses (4)           -    (4,461)          -           -          -
                ---------  --------  ----------  ---------- ----------

Income (loss)
 excluding net
 realized
 gains (losses)
 and  cumulative
 effect           (83,732) (122,754)    (16,785)    142,612     54,396
Net realized
 gains
 (losses)(4)       10,773     5,838     (23,572)    (21,422)       977
                ---------  --------  ----------  ---------- ----------
Income (loss)
 excluding
 cumulative
 effect of
 adopting a new
 accounting
 standard         (72,959) (116,916)    (40,357)    121,190     55,373
Cumulative
 effect of
 adopting a new
 accounting
 standard (4)           -       510         470         (50)         -
                ---------  --------  ----------  ---------- ----------
Net income
(loss)          $ (72,959)$(116,406) $  (39,887) $  121,140 $   55,373
                =========  ========  ==========  ========== ==========

Losses and loss
 expense ratio     119.4%     99.2%      101.1%       75.7%      63.4%
Policy
 acquisition
 cost ratio          1.9%     34.5%       17.8%       10.1%      17.5%
Administrative
 expense ratio       3.7%     11.5%       10.2%       15.7%      18.5%
Combined ratio     125.0%    145.2%      129.1%      101.5%      99.4%

   (1) Losses and loss expenses in ACE Global Market includes $17 million of incurred losses in respect of the RGB syndicate that is in run-off.
   (2) ACE Global Reinsurance segment includes both property & casualty reinsurance business and life reinsurance business. These two distinct areas have been shown separately in this analysis.
   (3) Includes ACE Limited, ACE INA Holdings and intercompany eliminations
   (4) Shown net of income tax.


                                   ACE Limited
                  Supplemental Information by Segment
                 Nine months ended September 30, 2001
                    (in thousands of U.S. dollars)
----------------------------------------------------------------------
                                                   ACE
                   ACE                 Consol-    Global       ACE
                Financial              idated    Life Re-    Consol-
                 Services  Other(3)     P&C      insurance    idated
                ---------  --------  ---------- ----------  ----------

Operations Data:
Gross premiums
 written         $314,553  $      -  $7,403,515 $   63,155  $7,466,670
Net premiums
 written          306,610         -   4,447,675     63,155   4,510,830
Net premiums
 earned           266,549         -   4,090,577     63,155   4,153,732
Losses and loss
 expenses         186,533         -   3,447,761     58,511   3,506,272
Policy
 acquisition
 costs             30,492         -     557,262      1,734     558,996
Administrative
 expenses          27,079    64,682     598,816      2,599     601,415
                ---------  --------  ----------  ---------- ----------
Underwriting
 income            22,445   (64,682)   (513,262)       311    (512,951)

Net investment
 income            75,657     7,158     593,152        454     593,606
Amortization of
 goodwill           3,153    43,470      59,664          -      59,664
Interest expense   10,486   113,786     153,094          -     153,094
Income tax
 expense
 (benefit)         15,199  ( 55,704)    (21,254)         -    ( 21,254)
                ---------  --------  ---------- ----------  ----------



Income (loss)
 excluding net
 realized gains
 (losses),
 non-recurring
 expenses and
 cumulative
 effect            69,264  (159,076)   (111,614)       765    (110,849)
Non-recurring
 expenses (4)           -         -      (4,461)         -      (4,461)
                ---------  --------  ---------- ----------  ----------

Income (loss)
 excluding net
 realized
 gains (losses)
 and  cumulative
 effect            69,264  (159,076)   (116,075)       765    (115,310)
Net realized
 gains
 (losses)(4)       (2,228)  (25,065)    (54,699)         -     (54,699)
                ---------  --------  ---------- ----------  ----------
Income (loss)
 excluding
 cumulative
 effect of
 adopting a new
 accounting
 standard          67,036  (184,141)   (170,774)       765    (170,009)

Cumulative
 effect of
 adopting a new
 accounting
 standard (4)     (23,600)        -     (22,670)         -     (22,670)
                ---------  --------  ---------- ----------  ----------
Net income
(loss)         $  43,436 $(184,141)  $(193,444)     $ 765   $ (192,679)
                =========  ========  ==========  ========== ==========

Losses and loss
 expense ratio      70.0%                 84.3%
Policy
 acquisition
 cost ratio         11.4%                 13.6%
Administrative
 expense ratio      10.2%                 14.6%
Combined ratio      91.6%                112.5%

   (1) Losses and loss expenses in ACE Global Market includes $17 million of incurred losses in respect of the RGB syndicate that is in run-off.
   (2) ACE Global Reinsurance segment includes both property & casualty reinsurance business and life reinsurance business. These two distinct areas have been shown separately in this analysis.
   (3) Includes ACE Limited, ACE INA Holdings and intercompany eliminations
   (4) Shown net of income tax.

                                   ACE Limited
                    Supplemental Information by Segment
                   Nine months ended September 30, 2000
                      (in thousands of U.S. dollars)

----------------------------------------------------------------------
                                                 ACE
                           ACE    ACE Global    Global       ACE
                         Bermuda    Markets   Reinsurance    USA
                         -------    -------   -----------    ---


Operations Data by
 Segment:
Gross premiums written   $510,788   $752,791   $178,223   $2,662,542
Net premiums written      446,297    551,140    146,265    1,369,785
Net premiums earned       356,164    454,599     96,062    1,256,042
Losses and loss expenses  265,002    258,271     17,474      938,783
Policy acquisition costs   14,648    119,577     17,877      118,498
Administrative expenses    22,278     54,069      7,806      188,552
                         --------   --------   --------     --------
Underwriting income (loss) 54,236     22,682     52,905       10,209

Net investment income     111,240     23,420     44,839      251,542
Amortization of goodwill     (658)     2,990     10,508          405
Income tax expense
 (benefit)                  1,920     11,069       (173)      72,991
                         --------   --------   --------     --------
Income (loss) excluding
 net realized gains
  (losses)                162,616     27,963     87,409      160,346
Net realized gains
 (losses)(2)               31,432     (2,193)   (20,378)     (16,836)
                         --------   --------   --------     --------
Net income (loss)        $194,048    $25,770    $67,031     $143,510
                         ========   ========   ========     ========


Losses and loss expense
 ratio                       74.4%      56.8%      18.2%        74.8%
Policy acquisition cost
 ratio                        4.1%      26.3%      18.6%         9.4%
Administrative expense
 ratio                        6.3%      11.9%       8.2%        15.0%
Combined ratio               84.8%      95.0%      45.0%        99.2%


(1) Includes ACE Limited, ACE INA Holdings and intercompany eliminations

(2) Shown net of income tax

                            ACE        ACE
                           Inter-    Financial                 ACE
                         national    Services    Other(1) Consolidated
                         --------    --------    -----    ------------


Operations Data by
 Segment:
Gross premiums written  $1,553,853   $288,646    $    -    $5,946,843
Net premiums written     1,080,317    273,907         -     3,867,711
Net premiums earned      1,037,411    247,146         -     3,447,424
Losses and loss expenses   613,942    163,009         -     2,256,481
Policy acquisition costs   173,462     38,566         -       482,628
Administrative expenses    211,589     23,705     46,785      554,784
                        ----------  ---------   --------   ----------
Underwriting income (loss)  38,418     21,866    (46,785)     153,531

Net investment income       69,498     71,002     (9,993)     561,548
Amortization of goodwill         -      3,154     42,490       58,889
Interest expense                 -     10,016    122,841      166,544
Income tax expense
  (benefit)                 19,235     15,664    (48,725)      71,981
                        ----------  ---------   --------   ----------
Income (loss) excluding net
  realized gains (losses)   88,681     64,034   (173,384)     417,665
Net realized gains
  (losses) (2)              19,779      1,566     (1,841)      11,529
                        ----------  ---------   --------   ----------
Net income  (loss)        $108,460    $65,600  $(175,225)    $429,194
                        ==========  =========   ========   ==========
Losses and loss expense
 ratio                        59.2%      66.0%                   65.5%
Policy acquisition cost
 ratio                        16.7%      15.6%                   14.0%
Administrative expense
 ratio                        20.4%       9.6%                   16.1%
Combined ratio                96.3%      91.2%                   95.6%

----------------------------------------------------------------------

(1) Includes ACE Limited, ACE INA Holdings and intercompany eliminations

(2) Shown net of income tax

                                   ACE Limited
                            Supplementary Information
                               September 30, 2001
                     (in millions of U.S. dollars)

                                                       Interest expense
                                                        including fees
                              Amount                    Three Months
                          Outstanding at                    Ended
                          Sept. 30, 2001  Coupon Rate  Sept. 30, 2001
                          --------------  -----------  --------------

Short-term Debt
ACE INA commercial paper        $  268     Floating       $  3.7
ACE INA bank borrowings            158     Floating          0.3
ACE Financial Services Note         25     Floating          0.3
                                    --                       ---
                                $  451                    $  4.3
                                 -----                     -----

Long-term Debt
ACE Financial Services
 Debentures due 2002            $   75          7.75%     $  1.5
ACE INA Notes due 2004             400          8.20%        8.2
ACE INA Notes due 2006             299          8.30%        6.2
ACE INA Debentures due 2029        100         8.875%        2.2
ACE US Senior Notes due 2008       250          6.47%        4.0
ACE INA Subordinated Notes
 due 2009                          300          8.41%        6.3
                                   ---                       ---
                                $1,424                    $ 28.4
                                 -----                     -----

Trust Preferred Securities
ACE INA Rhino Preferred
 Securities due 2002            $  400       Floating     $  4.8
Capital Re LLC Monthly Income
 Preferred Securities due 2044      75          7.65%        1.4
ACE INA Trust Preferred
 Securities due 2029               100         8.875%        2.2
ACE INA Capital Securities
 due 2030                          300          9.70%        7.3
                                   ---                       ---
                                $  875                    $ 15.7
                                 -----                     -----

Other                                                        0.7
                                                             ---
                                                          $ 49.1
                                                           =====

                                                          Dividend
                          Amount                        Three Months
                      Outstanding at                       Ended
                      Sept. 30, 2001   Dividend Rate   Sept. 30, 2001
                      --------------   -------------   --------------


Mezzanine equity          $311             8.25%          $ 6.4
                           ===             ====            ====

                                   ACE Limited
                 Consolidated Supplemental Information
                     (in millions of U.S. dollars)
----------------------------------------------------------------------
                                  September 30, 2001 December 31, 2000
                                  ------------------ -----------------
Reinsurance Recoverable
Reinsurance recoverable on paid
 losses and loss expenses              $ 1,037            $  937
Reinsurance recoverable on
 unpaid losses and loss expenses        10,401             8,767
Provision for uncollectible balances      (736)             (709)
                                        ------             -----
                                       $10,702            $8,995
                                        ======             =====
----------------------------------------------------------------------

                             Property &  Life &   Financial
                              Casualty   Health   Products    Total
                             ----------  ------   ---------   -----
Net Premiums Written by
 Type of Premium

Three months ended
 September 30, 2001
ACE Bermuda                       $ 38     $  -      $142     $  180
ACE Global Markets                  86        -         -         86
ACE Global Reinsurance              44       32         -         76
ACE USA                            440        -       146        586
ACE International                  224      117         1        342
ACE Financial Services               -        -        35         35
                                   ---      ---       ---      -----
Total                             $832     $149      $324     $1,305
                                   ---      ---       ---      -----

----------------------------------------------------------------------
Three months ended
 September 30, 2000
ACE Bermuda                     $  113     $  -     $  69     $  182
ACE Global Markets                 171        6         -        177
ACE Global Reinsurance              13        -         -         13
ACE USA                            417        -        33        450
ACE International                  294       31         -        325
ACE Financial Services               -        -        50         50
                                 -----     ----      ----      -----
Total                           $1,008    $  37     $ 152     $1,197
                                 -----     ----      ----      -----

----------------------------------------------------------------------
Nine months ended
 September 30, 2001
ACE Bermuda                     $  131    $    -   $  589     $  720
ACE Global Markets                 515         2        -        517
ACE Global Reinsurance             264        63        -        327
ACE USA                          1,282         -      224      1,506
ACE International                  748       381        5      1,134
ACE Financial Services               -         -      307        307
                                 -----     -----    -----      -----
Total                           $2,940    $  446   $1,125     $4,511
                                ------    ------   ------     ------

----------------------------------------------------------------------
Nine months ended
 September 30, 2000
ACE Bermuda                     $  228    $    -   $  218     $  446
ACE Global Markets                 509        42        -        551
ACE Global Reinsurance             146         -        -        146
ACE USA                          1,150         -      220      1,370
ACE International                  801       279        -      1,080
ACE Financial Services               -         -      274        274
                                 -----       ---      ---      -----

Total                           $2,834    $  321   $  712     $3,867
                                 -----       ---      ---      -----

----------------------------------------------------------------------

                                   ACE Limited
                Consolidated Supplementary Information
          Computation of Basic and Diluted Earnings per Share
    (in thousands of U.S. dollars, except share and per share data)

----------------------------------------------------------------------

                            Three Months Ended      Nine Months Ended
                               September 30            September 30
                            ------------------     ------------------
                             2001       2000        2001        2000
                             ----       ----        ----        ----
Numerator:
Income (loss) excluding
 net realized gains
(losses), non-recurring
 expenses and cumulative
 effect of adopting a
 new accounting standard  $(390,114)  $150,553   $(110,849)  $417,665
Feline PRIDES dividend       (6,416)    (6,537)    (19,179)   (11,862)
Income (loss) available    ---------   --------   ---------   --------
 to the holders of
 ordinary shares,
 excluding net realized
 gains (losses), non-
 recurring expenses
 and cumulative effect
 of adopting a new
 accounting standard       (396,530)   144,016    (130,028)   405,803
Non-recurring expenses (a)        -          -      (4,461)         -
Net income (loss)          ---------   --------   ---------   --------
 available to the
 holders of ordinary
 shares, excluding net
 realized gains (losses)
 and cumulative effect     (396,530)   144,016    (134,489)   405,803
Net realized gains
(losses) (a)                (52,476)    (9,800)    (54,699)    11,529
Net income (loss)          ---------   --------   ---------   --------
 available to the
 holders of ordinary
 shares, excluding
 cumulative effect         (449,006)   134,216    (189,188)   417,332
Cumulative effect of
 adopting a new
 accounting standard (a)          -          -     (22,670)         -
Net income (loss)         ---------   --------   ---------   --------
 available to the
 holders of
 ordinary shares         $(449,006)  $134,216    $(211,858)  $417,332
Denominator:              ---------   --------   ---------   --------
Weighted average
 shares outstanding    230,610,425 222,042,432 231,390,682 217,615,849
  Dilutive effect of
   Feline PRIDES         2,462,861   2,663,691   3,067,185           -
  Effect of other
   dilutive securities   5,907,562   6,679,576   6,440,916   4,431,705
                       ----------- ----------- ----------- -----------

Adjusted weighted
 average shares
 outstanding and
 assumed conversions   238,980,848 231,385,699 240,898,783 222,047,554
                       ----------- ----------- ----------- -----------

(a) Shown net of income tax

ACE Corporate Announcements  - Third Quarter, 2001

September 28, 2001 - Sovereign Announces Its Election to the Berne
Union

Sovereign Risk Insurance Ltd. announced its election to the International Union of Credit and Investment Insurers (the Berne Union). Sovereign's application for membership was approved at the Berne Union's annual meeting in Biarritz, France on September 19. The Berne Union has a total of fifty-one members from forty-two countries and locations. Sovereign is one of only three private sector political risk insurers to become eligible for, and be approved as, a member of the Berne Union.

September 25, 2001 - ACE USA Diversified Products Enters Strategic Alliance with RelMark Program Managers

The Diversified Products division of ACE USA announced it has selected RelMark Program Managers to manage a program for fire sprinkler contractors. ACE USA Diversified Products writes customized commercial lines programs through program agents who are experts in particular niche markets. RelMark Program Managers of Exton, PA. will have authority for underwriting, marketing and administration on behalf of ACE USA Diversified Products.

September 17, 2001 - ACE Establishes Fund for Victims' Families

ACE Limited announced that it has established a fund to aid the families of the victims of the September 11 attacks in the United States. The fund will be administered by charitable trusts operated by ACE Foundations in Bermuda and Philadelphia and will provide one million dollars a year for a period of five years to families affected by the disasters in New York, Washington and Pennsylvania.

September 7, 2001 - Sovereign Risk Announces Completion of
Samurai/US Dollar Capital Markets Transaction in Brazil

Sovereign Risk Insurance Ltd. has announced the issuance of two political risk insurance policies in connection with a capital markets transaction covering a two-tranche Yen and US Dollar-denominated notes issue by Banco Itau. The policies were issued in support of an aggregate amount of US$350 million of notes, US$250 million equivalent of which was denominated in Japanese yen. The issue represents two "firsts" for Brazil -- it is both the first wrapped A-rated deal and the first subordinated bond offering in Brazil.

August 23, 2001 - INAMAR Introduces ORCA, Online Real-Time
Communications Access

INAMAR, the marine insurance products and services arm of the ACE Group of Companies, announced the initial release of a new system - ORCA, Online Real-Time Communications Access. This Internet-based system will be available to appointed recreational marine specialist insurance agents and will provide automated boat and insurance quoting on a 24/7 basis using innovative underwriting tools.

August 9, 2001 - ACE Opens Global Headquarters in Bermuda

ACE Limited, the holding company for the ACE Group of Companies, opened its new global headquarters in Hamilton, Bermuda. An official opening ceremony attended by the Premier of Bermuda, the Honorable Jennifer Smith DHumL, JP, MP, Members of Parliament, Chairman & Chief Executive Officer of ACE, Brian Duperreault, members of ACE's Board of Directors as well as other invited dignitaries and guests was held at 5.00 p.m., Thursday, August 9, 2001 at the new global headquarters on Woodbourne Avenue.

July 31, 2001 - Sovereign Announces Financial Results for Fourth Year of Operations

Sovereign Risk Insurance Ltd. announced financial results for its fourth year of operations. For the fiscal year July 1, 2000 - June 30, 2001, Sovereign underwrote 52 new political risk insurance policies. Sovereign's gross premium revenue was $52.5 million, with net revenue of $40.7 million. This compares with $31.3 million in gross premium revenue and $23.5 million in net revenue in FY 1999/2000. Sovereign's combined ratio for the year was 40% and expense ratio was 11%.